SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF
                THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):
                          February 27, 2004

                     NEWALLIANCE BANCSHARES, INC.
      (Exact name of registrant as specified in its charter)

DELAWARE                        6712                (applied for)
(State or other
 jurisdiction of     (Primary Standard Industrial     52-2407114
 incorporation or     Classification Code Number)
  organization)

                           195 Church Street
                     New Haven, Connecticut 06510
                             (203)787-1111


Items 1 through 4, 6, 8 through 12:  Not Applicable.

Item 5. Other Events.

On February 27, 2004, New Haven Savings Bank (the "Bank"), which is expected to become a wholly-owned subsidiary of the Registrant, announced that on February 26, 2004 it received the final regulatory approval from the FDIC for the mergers of The Savings Bank of Manchester and Tolland Bank with and into the Bank and that on February 25, 2004 it received the final approval from Federal Reserve Board permitting the Registrant to become a holding company for the Bank; Previously, on January 26, 2004 the Bank had received the final approval from the Connecticut Banking Commissioner for the Bank's conversion from a mutual to a stock owned Connecticut savings bank. The press release is filed as Exhibit 99.1.


Item 7.	Financial Statements and Exhibits.

    (c) Exhibits

Number                   Description:
99.1:                    Press Release dated February 27, 2004


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 NEWALLIANCE BANCSHARES, INC.

                                 By:  /s/ Merrill B. Blanksteen
                                 -----------------------------------
                                 Merrill B. Blanksteen
                                 Executive Vice President and
                                 Chief Financial Officer



Date: March 1, 2004






EXHIBIT INDEX


Number        Description:

99.1:         Press Release dated February 27, 2004



Exhibit 99.1

[NHSB Logo]

For Immediate Release